                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 10

            AMENDMENT  NO. 10 dated as of February 7, 2003 to the Note  Purchase
Agreement referred to below, between:

            NUCO2 INC., a corporation  duly organized and validly existing under the laws of the State of Florida (the "COMPANY"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature  pages  hereto  (each,  an  "INVESTOR",  and  collectively,  the
      "INVESTORS").

            WHEREAS,  the  Company  and the  Investors  are  party  to a  Senior
Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore amended,  modified and supplemented and in effect on the date hereof,  the "NOTE
PURCHASE AGREEMENT"),  pursuant to which the Company has issued to the Investors
its  12%  Senior   Subordinated  Notes  in  an  aggregate  principal  amount  of
$40,000,000 outstanding on the date hereof; and

            WHEREAS,  the parties to the Note Purchase  Agreement  wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  DEFINITIONS.   Except  as  otherwise  defined  in  this
Amendment No. 10, terms  defined in the Note Purchase  Agreement are used herein as defined therein.

            Section 2.  AMENDMENTS  TO NOTE PURCHASE  AGREEMENT.  Subject to the
satisfaction  of the  conditions  precedent  specified  in Section 4 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A.  References  in the Note Purchase  Agreement to "this  Agreement"
(and indirect references such as "hereunder",  "hereby",  "herein" and "hereof")
shall be deemed to be  references  to the Note  Purchase  Agreement  as  amended hereby.

            B. Section  8.09(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                  AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT

                                      -2-

            "(a)  INTEREST  COVERAGE  RATIO.  The  Company  will not  permit the
      Interest Coverage Ratio to be less than the following respective ratios as of the last day of each fiscal  quarter  during the  following  respective periods:

                            Period                        Ratio
                            ------                        -----

                    From January 1, 2003
                     through March 31, 2003               1.75 to 1.00

                    From April 1, 2003
                     through June 30, 2003                1.95 to 1.00

                    From July 1, 2003
                     Through September 30, 2003           2.15 to 1.00

                    From October 1, 2003
                     and at all times thereafter          2.50 to 1.00"

            C. Clause  (ii) of Section  8.10(a) of the Note  Purchase  Agreement
shall be amended in its entirety to read as follows:

            "(ii) extend or shorten the scheduled maturity of any payment of any principal  amount of the loans  under the Senior  Credit  Agreement,  except (x)
altering  or  modifying  the  payment  schedule of such loans so as to cause the average  life to maturity  of such loans to be not more than three years  longer than the  average  life to  maturity  of such loans as of the date hereof or (y)
extending  the final  maturity  date of such loans by not more than three years;
and"

            Section 3.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Investors that: (a) the  representations  and warranties set forth in Article VI of the Note Purchase  Agreement (as amended hereby) are true and  complete  on the date hereof as if made on and as of the date hereof and as if each  reference in said Article VI to "this  Agreement"  (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No.
10 (except that (i) certain of the  Indebtedness  listed in Schedule 6.12 to the
Note Purchase Agreement has been paid by the Company, (ii) the number of validly issued  and  outstanding  shares of common  stock,  par value  $0.001 per share, referred to in Section 6.13 of the Note  Purchase  Agreement is  10,633,405  and
(iii) the number of outstanding options granted under the Company's stock option plans has changed; and (b) no Default has occurred and is continuing.

            Section 4. CONDITIONS PRECEDENT. The amendments to the Note Purchase
Agreement  set forth in said  Section 2 shall become  effective,  as of the date hereof, upon the satisfaction of the following conditions:

                  AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT

                                      -3-

            (a)  AMENDMENT  NO. 10. The  execution  and  delivery of one or more counterparts  of this  Amendment  No. 10 by the Company  and the  Required
      Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 10.

            (b) THIRD AMENDMENT AND WAIVER TO SENIOR CREDIT  AGREEMENT.  Receipt
      by the  Investors  of a copy of the Third  Amendment  and Waiver to Senior
      Credit Agreement in substantially the form heretofore delivered to each of the Investors, as executed by the parties thereto.

            (c)  AMENDMENT  FEE.  Receipt by each Investor that has executed and delivered a counterpart  of this Amendment No. 10 prior to 12:00 noon (New
      York City time) on February 7, 2003 of an amendment  fee equal to 50 basis points  on the  principal  amount  of the  Notes  or  Notes  held  by such
      Investor.

            (d)  OTHER  DOCUMENTS.  Receipt  by  the  Investors  of  such  other documents as any Investor may reasonably request.

            Section  5.  MISCELLANEOUS.  Except  as  herein  provided,  the Note
Purchase  Agreement  shall remain  unchanged and in full force and effect.  This
Amendment  No. 10 may be  executed in any number of  counterparts,  all of which taken together shall  constitute one and the same amendatory  instrument and any of the parties  hereto may  execute  this  Amendment  No. 10 by signing any such counterpart.  This  Amendment  No. 10 shall be  governed  by, and  construed  in accordance with, the law of the State of New York.

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 10 to be duly  executed  and  delivered  as of the day and year first  above written.

                                   NUCO2 INC.

                                   By: /s/ Robert R. Galvin
                                       -----------------------------------------
                                       Title: Chief Financial Officer

                                   INVESTORS

                                   J.P. MORGAN PARTNERS (BHCA), L.P.

                                   By JPMP Master Fund Manager, L.P.,
                                      its General Partner

                                   By JPMP Capital Corp.,
                                      its General Partner

                                   By: /s/ Richard D. Waters
                                       ----------------------------------------
                                       Title: Partner

                  AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT

                                      -4-

                                   DK ACQUISITION PARTNERS, L.P.

                                   By M.H. Davidson & Co.,
                                      its general partner

                                   By: Michael Leffell
                                       -----------------------------------------
                                   Title: General Partner

                                   EMPIRE INSURANCE COMPANY,
                                   as executed on their behalf by
                                   their Investment Manager,
                                   Cohanzick Management, L.L.C.

                                   By:
                                       -----------------------------------------
                                    Title:

                                   ORIX FINANCE CORP. I

                                   By: /s/ Sheppard H.C. Davis, Jr.
                                       -----------------------------------------
                                    Title: Authorized Representative

                                   UBS HIGH YIELD FUND

                                   UBS Global Asset Management (New York)  Inc.
                                   As Investment Manager for the UBS HIGH YIELD
                                   FUND

                                   By: /s/ Benjamin F. Lenhardt, Jr.
                                       ----------------------------------------
                                    Title: Chairman

                                   By: /s/ Charles R. Mathys
                                       ----------------------------------------
                                    Title: Assistant Secretary

                  AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT

                                      -5-

                                   SUNTRUST BANKS, INC.

                                   By: /s/ Jeffrey McNeil
                                       ----------------------------------------
                                    Title: Director

                  AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT